Exhibit 10.1

Execution Version

Dated May 26, 2016

(1)                                 BUNGE SECURITIZATION B.V., as Seller

(2)                                 KONINKLIJKE BUNGE B.V. (F/K/A BUNGE FINANCE B.V.), as Master Servicer

(3)                                 The Conduit Purchasers party hereto

(4)                                 The Committed Purchasers party hereto

(5)                                 The Purchaser Agents party hereto

(6)                                 COÖPERATIEVE RABOBANK U.A. (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.), as Administrative Agent and Purchaser Agent

(7)                                 BUNGE LIMITED, as Performance Undertaking Provider

EIGHTH AMENDMENT TO AND RESTATEMENT
OF THE RECEIVABLES TRANSFER AGREEMENT

THIS EIGHTH AMENDMENT TO AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment and Restatement”) is dated May 26, 2016 and made between:

(1)                                 BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);

(2)                                 KONINKLIJKE BUNGE B.V. (F/K/A BUNGE FINANCE B.V.), a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”);

(3)                                 the Conduit Purchasers party hereto (the “Conduit Purchasers”);

(4)                                 the Committed Purchasers party hereto (the “Committed Purchasers”);

(5)                                 the Purchaser Agents party hereto (the “Purchaser Agents”);

(6)                                 COÖPERATIEVE RABOBANK U.A. (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.), as Administrative Agent (the “Administrative Agent”); and

(7)                                 BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),

the Seller, the Master Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Administrative Agent and the Performance Undertaking Provider are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               This Amendment and Restatement is supplemental to and amends and restates the receivables transfer agreement dated June 1, 2011 (as amended on May 24, 2012, July 25, 2012, April 23, 2013, May 28, 2013 and March 14, 2014 and as amended and restated on May 27, 2014 and May 22, 2015) made among the Parties to this Amendment and Restatement (the “Receivables Transfer Agreement”).

(B)                               The Parties have agreed to further amend the Receivables Transfer Agreement and restate it on the terms set out below.

(C)                               This Amendment and Restatement is a Transaction Document as defined in the Receivables Transfer Agreement.

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the

Receivables Transfer Agreement.  The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment and Restatement as if fully set forth herein.

2.                                      AMENDMENT AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT

With effect from the Amendment Effective Date (as such term is defined in Clause 6 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 1 (Third Amended and Restated Receivables Transfer Agreement). Notwithstanding any provision to the contrary set forth herein, the Parties acknowledge and agree that the forms attached as Exhibit A (Form of Italian First Notice of Assignment) and Exhibit B (Form of Monthly Notice of Assignment) to the Seventh Amendment to and Restatement of the Receivables Transfer Agreement shall continue to be delivered by the Italian Originator in accordance with the Italian RPA until such time as the Italian RPA has been amended in accordance with the terms thereof to require the Italian Originator to deliver the forms attached as Exhibit D (Form of Italian First Notice of Assignment) and Exhibit E (Form of Italian Monthly Notice of Assignment) in the Amended and Restated Servicing Agreement dated as of the date hereof.

3.                                      REPRESENTATIONS

Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment and Restatement, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      ADDITION OF BTMU PURCHASER GROUP

On the Amendment Effective Date, (a) The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) shall become a party to the Transaction Documents as a Purchaser Agent (the “New Purchaser Agent”) and as a Committed Purchaser (the “New Committed Purchaser”) with the Commitment set forth in the Receivables Transfer Agreement as amended hereby and Albion Capital Corporation S.A. (“Albion”) shall become a party to the Transaction Documents as a Conduit Purchaser (the “New Conduit Purchaser”) and (b) such new Purchaser Group shall make an Investment in the amount set forth on Schedule 2 (Reallocation of Investments) such that after giving effect thereto the aggregate Invested Amount of all Purchaser Groups is pro rata based on the Commitments of such Purchaser Groups.  The Seller confirms that all conditions precedent to such investment specified in Section 3.2(iii),(iv),(v),(vi) and (vii) of the Receivables Transfer Agreement are satisfied with respect to such Investment.

By executing and delivering this Amendment and Restatement, each of the New Purchaser Agent, the New Conduit Purchaser and the New Committed Purchaser confirms to and agrees with each other party to the Receivables Transfer Agreement that (i) it has received a copy of the Receivables Transfer Agreement and the other Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and Restatement; (ii) it will, independently and without reliance upon the Administrative Agent, any other Purchaser Agent, any other Purchaser or any of their respective Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Transfer Agreement and any Transaction Documents; (iii) it appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Receivables Transfer Agreement and the Transaction Documents and any other instrument or document furnished pursuant thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) it will perform in accordance with their terms all of the obligations which by the terms of the Receivables Transfer Agreement and the documents or agreements to be delivered thereunder are required to be performed by it as a Purchaser Agent, a Conduit Purchaser, or a Committed Purchaser, respectively.

5.                                      REALLOCATION OF INVESTMENTS

On the Amendment Effective Date, each Purchaser Group agrees either (x) to make a new Investment in the amount set forth on Schedule 2 (Reallocation of Investments) or (y) accept a payment in reduction of its Invested Amount in the amount set forth on Schedule 2 (Reallocation of Investments), as applicable, such that after giving effect to such Investments and repayments, each Purchaser Group’s Invested Amount is the same percentage of such Purchaser Group’s aggregate Commitments as every other Purchaser Group.  The Seller confirms that all conditions precedent to each such Investment specified in Section 3.2(iii),(iv),(v),(vi) and (vii) of the Receivables Transfer Agreement are satisfied with respect to such Investment.

6.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment and Restatement.

7.                                      FURTHER ASSURANCE

The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment and Restatement.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

8.                                      CONDITIONS PRECEDENT

This Amendment and Restatement shall become effective as of the date first written above upon the satisfaction of the following:

(a)                                 The Seller, the Performance Undertaking Provider, the Administrative Agent and the Purchaser Agents shall have entered into a new Purchaser Agent Fee Letter;

(b)                                 The Seller, the Performance Undertaking Provider and the Administrative Agent shall have entered into a new Administrative Agent Fee Letter;

(c)                                  The Administrative Agent shall have received counterparts of this Amendment and Restatement duly executed by each of the Parties (the “Amendment Effective Date”); and

(d)                                 The Administrative Agent shall have received reliance letters (1) addressed to BTMU and Albion from the Seller’s legal counsel located in each of the United States, Canada, Germany, Spain, Portugal, The Netherlands, Bermuda and Italy in form and substance acceptable to BTMU, which provide that BTMU may rely on certain opinions previously issued by such legal counsel to the Administrative Agent with respect to the Transaction Documents and (2) addressed to each Conduit Purchaser and each Committed Purchaser from the Seller’s legal counsel located in the United Kingdom in form and substance acceptable to each Conduit Purchaser and each Committed Purchaser, which (A) solely for the benefit of BTMU and Albion, provides that BTMU and Albion may rely on certain opinions previously issued by such legal counsel in the United Kingdom with respect to the Transaction Documents and (B) for the benefit of each Conduit Purchaser and each Committed Purchaser, provides new opinions with respect to the enforceability of Contracts governed by the laws of England or Wales that are sold under the U.S. RPA, the U.S. Intermediate Transfer Agreement and the Canadian RPA.

9.                                      NOTICES, ETC.

All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.

10.                               EXECUTION IN COUNTERPARTS

This Amendment and Restatement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment and Restatement by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

11.                               GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment and Restatement.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

12.                               NO PROCEEDING; LIMITED RECOURSE

(a)                                 Each of the parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 12, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.

(b)                                 No recourse under any obligation, covenant or agreement of any Conduit Purchaser contained in this Amendment and Restatement or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and Restatement and the other Transaction Documents are solely a corporate obligation of such Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Conduit Purchaser contained in this Amendment and Restatement or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment and Restatement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment and Restatement as of the day and year first above written.

BUNGE SECURITIZATION B.V., as Seller

By:
Name:
Title:

By:
Name:
Title:

KONINKLIJKE BUNGE B.V., as Master Servicer

By:
Name:
Title:

By:
Name:
Title:

BUNGE LIMITED, as Performance Undertaking Provider

By:
Name:
Title:

By:
Name:
Title:

[Signature to Eighth Amendment to and Restatement of the Receivables Transfer Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By:
Name:
Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser

By:
Name:
Title:

[Signature to Eighth Amendment to and Restatement of the Receivables Transfer Agreement]

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Purchaser Agent and Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

[Signature to Eighth Amendment to and Restatement of the Receivables Transfer Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Purchaser Agent

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Committed Purchaser

By:
Name:
Title:

ALBION CAPITAL CORPORATION S.A., as Conduit Purchaser

By:
Name:
Title:

[Signature to Eighth Amendment to and Restatement of the Receivables Transfer Agreement]

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:
Name:
Title:

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By:
Name:
Title:

[Signature to Eighth Amendment to and Restatement of the Receivables Transfer Agreement]

SCHEDULE 1

THIRD AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT

SCHEDULE 2

REALLOCATION OF INVESTMENTS